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                                                                 Exhibit 10.03.2


                        AMENDMENT TO EMPLOYMENT AGREEMENT


         This Amendment to Employment Agreement (this "Amendment") is made and entered into as of the 24th day of September, 1999 (the "Effective Date"), by and between CSK Auto, Inc., an Arizona corporation (the "Company"), and Maynard Jenkins ("Executive").

         WHEREAS, the Company and Executive are parties to a certain Employment Agreement, dated as of January 27, 1997, as amended and restated in its entirety by that certain Amended and Restated Employment Agreement, dated as of June 12, 1998 (the "Employment Agreement");

         WHEREAS, pursuant to such Employment Agreement, the Company entered into a loan arrangement with Executive (the "Transition Loan") by which the Company loaned to Executive the principal amount of Five Hundred Fifty Thousand Dollars ($550,000.00) pursuant to the terms of a promissory note dated February 27, 1997 (the "Note"), a copy of which is attached hereto as Exhibit "A";

         WHEREAS, the Transition Loan was secured by a deed of trust dated February 27, 1997 (the "Deed of Trust"), a copy of which is attached hereto as Exhibit "B", on Executive's residence located in Scottsdale, Arizona, and all principal and accrued interest was due and payable on March 1, 1999;

         WHEREAS, the Board of Directors of the Company, by that certain Unanimous Written Consent In Lieu of a Meeting of the Board of Directors of CSK Auto, Inc., dated September 24, 1999, consented to the adoption of certain resolutions (the "Board Resolutions") regarding the Employment Agreement and the Transition Loan; and

         WHEREAS, the Company and Executive desire to amend certain provisions of the Employment Agreement in order to reflect and properly implement the Board Resolutions.

         NOW, THEREFORE, in consideration for Executive's efforts regarding the transaction which resulted in the Company's purchase of substantially all of the assets of APSCO Products Company (the "Big Wheel/Rossi Acquisition"), the acquisition by the Company of PACCAR Automotive, Inc., now known as Al's and Grand Auto Supply, Inc. (the "Al's and Grand Acquisition"), the merger/acquisition of Automotive Information Systems, Inc. (the AIS Merger"), and other good and valuable consideration, and provided the conditions of employment as set forth in this Amendment are met by Executive, the parties hereto, intending to be legally bound, hereby agree that as of the Effective Date the terms and conditions of the Employment Agreement shall be amended and modified as hereinafter set forth.

1. Recitals. The Recitals set forth above are acknowledged by the parties as being true and correct, and are hereby incorporated as terms and conditions of this Amendment.

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2. Forgiveness of the Transition Loan.Provided that Executive remains employed by the Company on each of November 1, 1999, and February 1, 2000 (unless Executive's failure to remain employed by the Company is due to a termination by the Company), Three Hundred Thousand Dollars ($300,000.00) of the Transition Loan shall be forgiven by the Company on November 1, 1999, and the remaining Two Hundred Fifty Thousand Dollars ($250,000.00) of the Transition Loan, plus any accrued and unpaid interest, shall be forgiven by the Company on February 1, 2000, with the consideration for such forgiveness being Executive's efforts with regard to the Big Wheel/Rossi Acquisition, the Al's and Grand Acquisition, the AIS Merger and Executive's agreement of continued employment, as set forth in Paragraph 1 of this Amendment. In the event that Executive voluntarily terminates his employment with the Company prior to either November 1, 1999, or February 1, 2000, then the remaining balance of the Transition loan at the time of such voluntary termination shall not be forgiven by the Company and shall become due and payable by Executive.

3. Force and Effect. The entire Agreement between the parties with respect to the specified subject matter hereunder is contained in this Amendment. Except as expressly modified by this Amendment, the terms and conditions of the Employment Agreement shall continue in full force and effect. In the event there is a discrepancy between the terms and conditions of this Amendment and the terms and conditions of the Employment Agreement, the terms and conditions of this Amendment shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.

                              CSK AUTO, INC.

                              By:      /s/ Lon Novatt
                                       _____________________________________

                              Name:    Lon Novatt
                                       _____________________________________

                              Title:   Senior VP
                                       _____________________________________



                              EXECUTIVE

                              By:      /s/ Maynard Jenkins
                                       _____________________________________

                              Name:    Maynard Jenkins
                                       _____________________________________

                              Title:   Chairman and CEO
                                       _____________________________________